Exhibit 10.6

FINAL FORM

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of [•], 2022 and shall be effective as of the Closing (as such term is defined in the Business Combination Agreement (as defined below)), by and among (i) Freightos Limited, a Cayman Islands exempted company limited by shares (the “Company”), (ii) Gesher I Acquisition Corp., a Cayman Islands exempted company (“SPAC”) and (iii) the undersigned parties listed under Investors on the signature page hereto (each, an “Investor” and collectively, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then in the Business Combination Agreement).

RECITALS

WHEREAS, SPAC and the Investors are parties to that certain Registration Rights Agreement, dated as of October 12, 2021 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which SPAC granted certain registration rights to the Investors with respect to SPAC’s securities;

WHEREAS, on May [•], 2022, (i) the Company, (ii) Freightos Merger Sub I, a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of the Company (“Merger Sub I”), (iii) Freightos Merger Sub II, a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of the Company (“Merger Sub II”), and (iv) SPAC entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, (i) prior to, but contingent upon, the Closing of the Merger, pursuant to a recapitalization (the “Recapitalization”) approved by the Company’s shareholders, (a) each outstanding preferred share (“Company Preferred Shares”) shall automatically convert into ordinary shares of the Company (“Company Ordinary Shares”) and (b) immediately following such conversion (but prior to the First Effective Time), each then outstanding Company Ordinary Share shall be automatically converted into such number of Company Ordinary Shares as is determined pursuant to the terms of the Business Combination Agreement; and (ii) immediately following the consummation of the Recapitalization, Merger Sub I shall, at the First Effective Time, be merged with and into SPAC, and SPAC shall continue as the surviving entity and a wholly owned subsidiary of the Company, and, in connection therewith, (A) each ordinary share and each preference share of SPAC issued and outstanding immediately prior to the First Effective Time (after giving effect to any Redemptions) shall automatically be converted into the right of the holder thereof to receive the SPAC Shares Consideration, and (B) each SPAC Warrant shall be assumed by the Company and become a warrant that represents a right, from and after the Closing, to receive the same number of Company Ordinary Shares (each, a “Company Warrant”) on the same terms as the SPAC Warrant being assumed, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law;

WHEREAS, the parties hereto desire to amend the Original Agreement to add the Company as a party to the Registration Rights Agreement and to revise the terms hereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the issuance of the Company Ordinary Shares and assumption of the SPAC Warrants thereunder; and

WHEREAS, pursuant to Section 6.7 of the Original Agreement, the Original Agreement can be amended so long as such amendment is executed in writing by the party wanting to amend the Original Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of the Company as a Party to the Registration Rights Agreement. The parties hereby agree to add the Company as a party to the Registration Rights Agreement. The parties further agree that, from and after the Closing, all of the rights and obligations of SPAC under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to and assumed by the Company as if it were the original “Company” party thereto. By executing this Amendment, the Company hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Registrable Securities” shall include any Company Ordinary Shares issued by the Company to the Sponsor under the Business Combination Agreement in the Transaction for its Registrable Securities of SPAC, and any SPAC Warrants assumed by the Company in connection therewith and any Company Ordinary Shares issuable upon exercise or conversion of such Company Warrants and any other securities of the Company or any successor entity issued to the Sponsor in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities. The parties also agree that any reference in the Registration Rights Agreement to “Ordinary Shares” will instead refer to Company Ordinary Shares, and any other securities of the Company or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities.

(c) Section 2.1.3 of the Registration Rights Agreement is hereby amended and restated as follows:

2.1.3 Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering; provided, however, that the Company shall only be obligated to effect an underwritten offering if such offering shall include Registrable Securities proposed to be sold by the Demanding Holders with a total offering price reasonably expected to exceed, in the aggregate, $40,000,000. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration.

(d) Section 3.1.12 of the Registration Rights Agreement is hereby amended to replace $25,000,000 with $40,000,000.

(c) Section 6.3 of the Registration Rights Agreement is hereby amended to add the following address for notices to the Company under the Registration Rights Agreement:

Freightos Limited

HaPo’el 1, Derech Agudat Sport HaPo’el

Jerusalem, Israel 9695102

Attention: Zvi Schreiber, Chief Executive Officer; Michael Oberlander, General Counsel

E-mail: zvi@freightos.com; michael@freightos.com

3. Effectiveness. This Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Section 6.11 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

Company:

FREIGHTOS LIMITED

By:
Name:
Title:

SPAC:

GESHER I ACQUISITION CORP.

By:
Name:
Title:

Investors:

GESHER I SPONSOR LLC

By:
Name:
Title:

EARLYBIRDCAPITAL, INC.

By:
Name:
Title:

Signature Page to Registration Rights Amendment